ANNUAL REPORT
                               SEPTEMBER 30, 2000

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
NOVEMBER 27, 2000

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/00 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

DATE         FMI FOCUS FUND     STANDARD & POOR'S 500      RUSSELL 2000
----         --------------     ---------------------      ------------
12/16/96        $10,000                $10,000               $10,000
12/31/96        $10,245                $10,280               $10,350
 3/31/97        $10,736                $10,549                $9,815
 6/30/97        $12,709                $12,390               $11,406
 9/30/97        $16,796                $13,333               $13,103
12/31/97        $17,391                $13,712               $12,664
 3/31/98        $19,876                $15,626               $13,938
 6/30/98        $19,687                $16,145               $13,289
 9/30/98        $17,838                $14,553               $10,611
12/31/98        $23,561                $17,654               $12,342
 3/31/99        $22,826                $18,533               $11,673
 6/30/99        $27,450                $19,840               $13,488
 9/30/99        $26,372                $18,599               $12,634
12/31/99        $36,309                $21,367               $14,965
 3/31/00        $46,693                $21,858               $16,025
 6/30/00        $47,926                $21,277               $15,419
 9/30/00        $50,634                $21,071               $15,590

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/00

                                                                    Annualized
                                                             Total Return*<F1>
                                      Total Return*<F1>        Through 9/30/00
                   Total Return*<F1>       For the Year              From Fund
                       Last 3 Months      Ended 9/30/00     Inception 12/16/96
                       -------------      -------------     ------------------
FMI Focus Fund                  5.7%              92.0%                  53.4%
Standard & Poor's 500          -1.0%              13.3%                  21.7%
Russell 2000                    1.1%              23.4%                  12.4%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholders:

  The September quarter marked the close of  our 4th successful fiscal year.
We finished the period with a 92% return which compares favorably to the S&P 500 and the Russell 2000. Our quarterly results also topped the aforementioned indexes as shown in the table below. This has been an extremely challenging and volatile year that has left most of our brethren barely above water. Although our performance has been strong, we certainly believe there is plenty of room for improvement. Towards that end, lessons learned this year have been applied to the investment process. The manufacturing world has a term for this "continuous improvement". We really believe this and have fully embraced the concept. The remaining months of 2000 are likely to remain volatile, thus our focus is on "reloading the gun" for 2001. While each and every year is important, we realize that a five year track record is an important metric among mutual fund rating agencies. Next year marks the fifth year anniversary of the Fund, and we are anxious to continue our pace setting performance.

                            QUARTER ENDED        YEAR-TO-DATE
                             SEPTEMBER 30        SEPTEMBER 30
                             ------------        ------------
FMIOX                            5.7%               39.5%
S&P 500                         -1.0%               -1.4%
Russell 2000                     1.1%                4.2%

                              THE ELECTION SPECIAL

  We attempted to time the printing of this piece with the presidential election. To date, our great country doesn't have a new leader and our great shareholders do not have their fourth quarter report. In our third quarter report, the energy and aerospace defense industries were highlighted as investment themes. If George W. Bush is the next president it would certainly increase investor sentiment in those sectors. If Al Gore is the next president, well-managed companies that benefit from increased state, local, and federal
spending should outperform the market (as well as chad manufacturers).    In
either case, the technology revolution will live on, albeit with a battle field strewn with casualties. We believe our selective criteria will identify some currently out of favor heroes. Enough with the politics and lets dive right into our focus stocks: Primedia Inc. and Tetra Tech, Inc.

  Primedia is a targeted media company with print, video, and Internet businesses focused on consumer and business-to-business audiences. The Company publishes more than 200 magazines, and owns and operates approximately 300 websites. Among its notable titles are Seventeen, Automobile Magazine, Fly Fisherman, and the Apartment Guides. The stock has been a core position in our portfolio for quite some time. On October 30, Primedia announced its plans to acquire internet portal About.com for 2.3409 shares of stock or roughly $690 million. Shortly after the announcement, Primedia stock fell to 10 from the high-teens. The outlook for advertising spending, especially internet advertising is pretty gloomy. However, most of Primedia's advertising dollars is endemic. This type of advertising connects buyers and sellers, and has proven to be much more resilient to economic downturns. We like the prospects of the combined company and recently added to our position.

  The business rationale for this transaction is compelling since it accelerates Primedia's internet strategy, thus reducing investment expenses, and can potentially accelerate About.com's penetration of traditional advertisers as Primedia's 1,600 strong salesforce can sell targeted on-line inventory more
                                            --------
completely than About.coms 125 strong salesforce. In addition, the combined entity will be able to cross-promote magazine subscriptions on About.com's sites and the web property in its print publications, increasing sales across niche topics. In many ways, these organizations are the mirror image of each other, but one in print and one online. About.com's editors are paid based on the amount of traffic their site generates, which creates an attractive variable cost structure. The deal is accretive even when applying management's prudent and conservative assumptions. Finally, we believe in the management team. Primedia's Chief Executive Officer, Tom Rogers, took over the helm about a year ago. He has quickly turned around an assortment of undervalued media assets into a focused integrated targeted media company. We think we can make a lot of money in this stock if he executes. Good Luck Tom!!!

  For those interactive Focus Fund shareholders interested in doing some research, and we have quite a few, we encourage you to do some surfing at About.com. There are more than 700 topic sites to choose from, each overseen by a professional Guide. Tell us about (no pun intended) your experience/comments via e-mail to gprimack@fiduciarymgt.com.

  Tetra Tech is a leading provider of specialized management consulting and technical services in three principal business areas: resource management, infrastructure, and communications. The Company's customers include Federal and state government municipalities as well as major communications providers like AT&T, Broadband and Wireless. We were originally attracted to this Company due to the growth of its communications division which helps wireless and broadband wireline customers design and build their networks. Investors are beginning to understand that there is hidden value in that piece of the business and we believe that the wireless assets will be spun out of the Company in the near future. The wireline portion has synergies with the infrastructure division since many public and private schools, airports, and corporate centers are being designed and built with the latest and greatest communications wiring. The resource management business is steady and we think can provide additional growth as the EPA and state/local municipalities increase their spending. The environment has been an issue in the recent election and Tetra Tech addresses solutions for pollution control, clean water and global warming analysis. We started buying the stock roughly a year ago as investors questioned if the Company could grow at a double digit rate without making acquisitions. We have always been impressed with and comfortable investing with Li-San Hwang, the company's CEO and President, and continued to nibble on the stock throughout the year. After participating in the latest quarterly conference call, we think the Company can grow the top line "internally" close to twenty percent. Management also guided 2001 earnings per share in the $1.10 to $1.13 range, which is greater than 30% growth.

  This concludes our delayed 4th quarter "Election Special" report. We look forward to providing you with a timely update at the end of the year. Recall that at year end we present awards to our favorite management teams (FMI Focus Fund 5-Star Management of the Year Awards) and ballots will be cast shortly. The voting process will be quick and easy. Thank you for "hanging in there" during a very volatile environment and we accept and realize the responsibility of being elected to be one of your money management representatives.

Sincerely,

/s/Ted D. Kellner                /s/Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

P.S. The FMI Focus Fund was featured in the November 20th edition of Barrons (Mutual Fund Section) and will also be highlighted in several upcoming editions of Kiplingers magazine.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The first two quarters of fiscal 2000 (October 1, 1999 through March 31,
2000) accounted for the lion's share of the gain for the fiscal year. This gain was driven by a strong stock market overall, as well as a handful of particularly strong stocks in the Fund, including Tollgrade Communications, Quest Diagnostics, Retek, Inc., and MGIC Investment Corp. In addition, the Fund reduced its exposure to technology in March, just before a significant market correction, thus holding on to some of the gains. The second half of the fiscal year witnessed much more muted gains as the market was flattish, and the Fund was up modestly, largely driven by its exposure to energy and financial services.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX

                                        Standard & Poor's       Russell 2000
      Date         FMI Focus Fund       500 Index(1)<F3>        Index(2)<F4>
      ----         --------------       ----------------        ------------
    12/16/96*<F2>     $10,000                $10,000              $10,000
     9/30/97          $16,796                $13,333              $13,103
     9/30/98          $17,827                $14,553              $10,611
     9/30/99          $26,372                $18,599              $12,634
     9/30/00          $50,634                $21,071              $15,590

                           AVERAGE ANNUAL TOTAL RETURN
                           ---------------------------
                      1-Year               Since inception 12/16/96
                      ------               ------------------------
                      +92.0%                        +53.4%

  *<F2>  inception date 12/16/96

  Past performance is not predictive of future performance.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI  53202

FMI Focus Fund
REPORT OF INDEPENDENT ACCOUNTANTS

(PRICEWATERHOUSECOOPERS LOGO)

October 27, 2000

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMIFocus Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2000

                                                                    QUOTED
                                                                    MARKET
  SHARES                                               COST          VALUE
  ------                                               ----          -----
COMMON STOCKS -- 81.9% (A)<F6>

               BANKS -- 0.8%
     27,500    AMCORE Financial, Inc.              $    538,490   $    539,688
     36,200    Blackhawk Bancorp, Inc.                  526,556        362,000
     23,500    FirstMerit Corp.                         375,313        539,031
     30,000    Prosperity
                 Bancshares, Inc.                       502,500        551,250
                                                   ------------   ------------
                                                      1,942,859      1,991,969

               CHEMICAL/SPECIALTY MATERIALS -- 1.5%
     39,400    Cytec Industries Inc.*<F5>             1,329,116      1,317,437
     73,200    Rogers Corp.*<F5>                      2,274,058      2,314,950
                                                   ------------   ------------
                                                      3,603,174      3,632,387

               COMMUNICATIONS EQUIPMENT -- 7.1%
    152,540    ADC Telecommunications,
                 Inc.*<F5>                            3,546,031      4,101,892
    111,500    Andrew Corp.*<F5>                      2,766,450      2,919,906
     30,000    Anicom, Inc.*<F5>                        154,063              3
     30,000    Artesyn
                 Technologies, Inc.*<F5>                901,251        873,750
     55,000    Channell
                 Commercial Corp.*<F5>                  634,536        725,313
     15,000    Concurrent
                 Computer Corp.*<F5>                    217,266        285,000
     47,500    Mitel Corp.*<F5>                         755,776        973,750
     27,000    Stamford
                 International Inc.*<F5>                369,307        124,875
     28,000    Tekelec*<F5>                             899,025        920,500
     84,000    TESSCO Technologies
                 Inc.*<F5>                            1,848,937      2,142,000
     26,500    Tollgrade
                 Communications, Inc.*<F5>            1,701,577      3,678,531
     37,600    Westell
                 Technologies, Inc.*<F5>                339,580        484,100
                                                   ------------   ------------
                                                     14,133,799     17,229,620

               COMMUNICATIONS SERVICES/CABLE -- 4.3%
     20,000    ACTV, Inc.*<F5>                          409,017        275,000
     31,000    Adelphia Business
                 Solutions, Inc.*<F5>                   415,587        366,187
     48,248    Adelphia Communications
                 Corp.*<F5>                           1,706,886      1,329,836
     67,200    Arguss Communications,
                 Inc.*<F5>                            1,174,418      1,373,400
     40,000    Bell Canada
                 International Inc.*<F5>                728,813        865,000
    128,600    Classic Communications,
                 Inc.*<F5>                            1,224,054        651,037
     20,000    Completel Europe N.V.*<F5>               220,000        142,500
     26,500    CSG Systems
                 International, Inc.*<F5>               636,787        768,500
     25,000    Insight Communications
                 Co., Inc.*<F5>                         632,016        396,875
     57,000    LCC International, Inc.*<F5>           1,331,370        826,500
     35,000    Objective Systems
                 Integrators, Inc.*<F5>                 451,800        304,063
     85,000    Western Wireless Corp.*<F5>            4,035,522      3,028,125
                                                   ------------   ------------
                                                     12,966,270     10,327,023

               COMMUNICATIONS SERVICES/MEDIA -- 6.7%
     47,000    Interwoven, Inc.*<F5>                  2,197,220      5,313,937
    140,500    Key3Media Group, Inc.*<F5>               498,728      1,536,719
     34,500    LodgeNet
                 Entertainment Corp.*<F5>               565,497        996,187
    112,500    Motient Corp.*<F5>                     1,301,746      1,589,063
     66,000    PRIMEDIA Inc.*<F5>                       831,260      1,080,750
     60,500    SignalSoft Corp.*<F5>                  1,957,847      2,457,813
     46,000    World Wrestling
                 Federation
                 Entertainment, Inc.*<F5>               708,500        698,625
    321,000    Ziff-Davis Inc. Series ZD              2,985,726      2,608,125
                                                   ------------   ------------
                                                     11,046,524     16,281,219

               COMPUTERS & ELECTRONICS -- 14.5%
     30,000    ACT Manufacturing, Inc.*<F5>           1,729,719      1,582,500
     55,000    APW Ltd.*<F5>                          2,435,717      2,681,250
     39,000    Arrow Electronics, Inc.*<F5>             850,490      1,328,437
     45,000    AVX Corp.                              1,091,501      1,172,812
     60,000    CTS Corp.                              3,087,988      3,037,500
     71,000    Daisytek International
                 Corp.*<F5>                             603,250        448,188
    188,000    General Semiconductor,
                 Inc.*<F5>                            2,653,628      2,291,250
     19,000    GenRad, Inc.*<F5>                        306,231        209,000
     25,150    Giga-tronics Inc.*<F5>                   310,885        170,547
     40,500    Molex Inc.                             1,478,579      1,678,219
     15,000    Sawtek Inc.*<F5>                         676,875        577,734
     55,250    SBE, Inc.*<F5>                           800,683        587,031
    116,000    Stratos Lightwave, Inc.*<F5>           4,556,167      3,741,000
     42,400    Teledyne
                 Technologies Inc.*<F5>                 525,307      1,234,900
     98,200    Varian Inc.*<F5>                       2,542,994      4,228,738
    457,400    Viasystems Group, Inc.*<F5>            7,262,142      7,775,800
     80,500    Vishay
                 Intertechnology, Inc.*<F5>           1,641,829      2,475,375
                                                   ------------   ------------
                                                     32,553,985     35,220,281

               CONSUMER PRODUCTS & RETAIL -- 5.2%
    239,300    Retek Inc.*<F5>                        7,100,695     12,682,900

               DEFENSE -- 0.5%
     92,400    Ladish Co, Inc.*<F5>                   1,111,737      1,212,750

               ENERGY/ENERGY SERVICES -- 15.1%
     67,500    Atwood Oceanics, Inc.*<F5>             2,846,363      2,813,906
     75,000    Chesapeake Energy
                 Corp.*<F5>                             579,156        539,062
     93,000    Coflexip SA ADR                        5,776,439      5,789,250
     45,760    Devon Energy Corp.                     2,034,696      2,752,464
    115,000    Grey Wolf, Inc.*<F5>                     643,159        661,250
     20,000    Hanover Compressor Co.*<F5>              680,876        658,750
     25,000    Key Energy Services, Inc.*<F5>           270,838        245,312
     83,000    Kinder Morgan, Inc.                    3,069,713      3,397,813
     85,000    Maverick Tube Corp.*<F5>               2,386,288      2,289,688
     20,000    McMoRan Exploration Co.*<F5>             247,876        232,000
     50,000    Newpark Resources, Inc.*<F5>             486,434        462,500
     79,000    Noble Affiliates, Inc.                 2,425,012      2,932,875
     40,000    Offshore Logistics, Inc.*<F5>            717,500        715,000
     95,000    Parker Drilling Co.*<F5>                 649,313        665,000
    239,250    Pride International, Inc.*<F5>         4,656,763      6,340,125
     50,000    Remington Oil &
                 Gas Corp.*<F5>                         364,687        521,875
      6,000    The Shaw Group Inc.*<F5>                 377,529        423,000
     79,000    Valero Energy Corp.                    2,277,991      2,779,813
     70,000    Veritas DGC Inc.*<F5>                  1,762,094      2,025,625
     45,000    Willbros Group, Inc.*<F5>                317,200        292,500
                                                   ------------   ------------
                                                     32,569,927     36,537,808

               FINANCIAL SERVICES -- 8.7%
     45,100    CNA Surety Corp.                         597,570        518,650
     57,000    Heller Financial, Inc.                 1,201,510      1,628,063
    106,900    HNC Software Inc.*<F5>                 4,687,568      8,745,756
     58,700    MGIC Investment Corp.                  2,326,204      3,588,037
     40,000    SAFECO Corp.                             994,844      1,090,000
    126,500    SunGard Data
                 Systems Inc.*<F5>                    3,942,703      5,415,781
                                                   ------------   ------------
                                                     13,750,399     20,986,287

               HEALTH INDUSTRIES -- 5.7%
     26,500    Covance Inc.*<F5>                        336,228        216,969
     25,000    Laboratory Corporation
                 of America Holdings*<F5>             2,276,712      2,993,750
     23,500    Molecular Devices Corp.*<F5>           2,070,251      2,308,875
     72,700    Quest Diagnostics Inc.*<F5>            4,714,420      8,342,325
                                                   ------------   ------------
                                                      9,397,611     13,861,919

               INDUSTRIAL & TRANSPORTATION PRODUCTS -- 1.6%
     40,000    General Cable Corp.                      385,188        302,500
     19,500    Oshkosh Truck Corp.                      524,500        755,625
     56,200    Zebra Technologies Corp.*<F5>          2,656,803      2,701,113
                                                   ------------   ------------
                                                      3,566,491      3,759,238

               INDUSTRIAL SERVICES -- 3.6%
    132,000    Republic Services, Inc.*<F5>           2,083,726      1,732,500
     81,600    Robbins & Myers, Inc.                  1,959,329      1,927,800
    144,500    Tetra Tech, Inc.*<F5>                  3,405,637      4,127,281
     80,000    Washington Group
                 International, Inc.*<F5>               784,276        915,000
                                                   ------------   ------------
                                                      8,232,968      8,702,581

               INSURANCE -- 3.5%
     27,600    CNA Financial Corp.*<F5>               1,054,063      1,055,700
    142,000    Old Republic
                 International Corp.                  3,023,415      3,416,875
     51,700    PartnerRe Ltd.                         2,134,260      2,452,519
     59,000    UnumProvident Corp.                    1,360,417      1,607,750
                                                   ------------   ------------
                                                      7,572,155      8,532,844

               SEMICONDUCTOR & RELATED -- 3.1%
     16,000    Alpha Industries, Inc.*<F5>              621,661        545,000
     40,000    ANADIGICS, Inc.*<F5>                   1,127,750        885,000
    231,000    Metron Technology N.V.*<F5>            2,782,065      1,848,000
    158,000    MKS Instruments, Inc.*<F5>             4,749,566      4,325,250
                                                   ------------   ------------
                                                      9,281,042      7,603,250
                                                   ------------   ------------
               Total common stocks                  168,829,636    198,562,076

SHORT-TERM INVESTMENTS -- 17.6% (A)<F6>

               VARIABLE RATE DEMAND NOTES -- 17.6%
$ 8,835,018    American Family
                 Financial Services                   8,835,018      8,835,018
 12,000,000    Firstar Bank U.S.A., N.A.             12,000,000     12,000,000
 11,000,000    Sara Lee Corp.                        11,000,000     11,000,000
  4,400,000    Wisconsin Electric
                 Power Co.                            4,400,000      4,400,000
  6,400,000    Wisconsin Corporate
                 Central Credit Union                 6,400,000      6,400,000
                                                   ------------   ------------
               Total variable rate
                 demand notes                        42,635,018     42,635,018
                                                   ------------   ------------
               Total investments                   $211,464,654    241,197,094
                                                   ------------
                                                   ------------
               Cash and receivables, less
                 liabilities -- 0.5% (A)<F6>                         1,260,463
                                                                  ------------
               NET ASSETS                                         $242,457,557
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 ($0.01 par value 500,000,000
                 shares authorized), offering
                 and redemption price
                 ($242,457,557 / 6,655,994
                 shares outstanding)                                    $36.43
                                                                        ------
                                                                        ------

  *<F5>    Non-income producing security.
(a)<F6>    Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000

INCOME:
   Dividends                                                       $ 1,075,741
   Interest                                                            734,658
                                                                   -----------
          Total income                                               1,810,399
                                                                   -----------

EXPENSES:
   Management fees                                                   1,230,206
   Administrative services                                             117,312
   Registration fees                                                    63,235
   Custodian fees                                                       41,133
   Transfer agent fees                                                  38,596
   Professional fees                                                    36,598
   Printing and postage expenses                                        20,492
   Amortization of organizational expenses                               5,954
   Board of Directors fees                                               1,400
   Other expenses                                                        5,917
                                                                   -----------
   Total operating expenses before interest expense                  1,560,843
   Interest expense                                                     49,736
                                                                   -----------
          Total expenses                                             1,610,579
                                                                   -----------
NET INVESTMENT INCOME                                                  199,820
                                                                   -----------

REALIZED GAINS AND (LOSSES) ON INVESTMENTS:
   Net realized gain on securities                  $20,869,443
   Net realized gain on options                          49,686
                                                    -----------
NET REALIZED GAIN ON INVESTMENTS                                    20,919,129
NET INCREASE IN UNREALIZED APPRECIATION
  ON INVESTMENTS                                                    23,650,659
                                                                   -----------
NET GAIN ON INVESTMENTS                                             44,569,788
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $44,769,608
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2000 and 1999

                                                                                                 2000                1999
                                                                                               --------            --------
OPERATIONS:
   Net investment income (loss)                                                              $    199,820         $  (395,062)
   Net realized gain on investments                                                            20,919,129           4,586,177
   Net increase in unrealized appreciation on investments                                      23,650,659           6,156,767
                                                                                             ------------         -----------
          Net increase in net assets resulting from operations                                 44,769,608          10,347,882
                                                                                             ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($2.53337 and $0.61821 per share, respectively)       (4,277,241)*<F7>      (794,289)
                                                                                             ------------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (5,774,572 and 797,147 shares, respectively)                   194,365,258          15,195,513
   Net asset value of shares issued in distributions (220,843 and 42,878
     shares, respectively)                                                                      4,103,266             683,037
   Cost of shares redeemed (1,017,203 and 433,982 shares, respectively)                       (32,673,526)         (8,525,659)
                                                                                             ------------         -----------
          Net increase in net assets derived from Fund share activities                       165,794,998           7,352,891
                                                                                             ------------         -----------
          TOTAL INCREASE                                                                      206,287,365          16,906,484

NET ASSETS AT THE BEGINNING OF THE YEAR                                                        36,170,192          19,263,708
                                                                                             ------------         -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income of $204,286 and $0, respectively)           $242,457,557         $36,170,192
                                                                                             ------------         -----------
                                                                                             ------------         -----------

*<F7>  See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                   YEARS ENDED SEPTEMBER 30,             FOR THE PERIOD FROM
                                                               ----------------------------------     DECEMBER 16, 1996+<F8> TO
                                                               2000           1999           1998         SEPTEMBER 30, 1997
                                                               ----           ----           ----        -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $21.56         $15.15         $14.74              $10.00
Income from investment operations:
   Net investment income (loss) (a)<F11>                        0.06          (0.18)         (0.17)              (0.04)
   Net realized and unrealized gains on investments            17.34           7.21           1.06                6.69
                                                              ------         ------         ------              ------
Total from investment operations                               17.40           7.03           0.89                6.65

Less distributions:
   Dividend from net investment income                            --             --             --               (0.01)
   Distributions from net realized gains                       (2.53)         (0.62)         (0.48)              (1.90)
                                                              ------         ------         ------              ------
Total from distributions                                       (2.53)         (0.62)         (0.48)              (1.91)
                                                              ------         ------         ------              ------
Net asset value, end of period                                $36.43         $21.56         $15.15              $14.74
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

TOTAL INVESTMENT RETURN                                        92.0%          47.9%           6.2%               68.0%*<F9>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                       242,458         36,170         19,264               5,156
Ratio of operating expenses before interest
  expense and dividends on shorts (after
  reimbursement) to average net assets (b)<F12>                1.59%          1.81%          2.34%               2.75%**<F10>
Ratio of interest expense and dividends on short
  positions to average net assets                              0.05%          0.16%          0.33%               0.17%**<F10>
Ratio of net investment income (loss)
  to average net assets (c)<F13>                               0.20%         (1.28%)        (1.94%)             (1.85%)**<F10>
Portfolio turnover rate                                       198.7%         238.8%         402.2%              298.2%

   +<F8>    Commencement of operations.
   *<F9>    Not annualized.
 **<F10>    Annualized.
(a)<F11>    Net investment income (loss) before interest expense and dividends on short positions for the years ended September 30, 2000, 1999 and 1998 and for the period ended September 30, 1997 was $0.08, ($0.16), ($0.14) and ($0.04), respectively. In 2000, net investment income per share was calculated using average shares outstanding. In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F12>    Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F10>.
(c)<F13>    Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F10>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2000

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

          The Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Fund may enter into option transactions for hedging purposes, and will not use these instruments for speculation.

          For the year ended September 30, 2000, the Fund had the following transactions in written covered call options:

                                           NUMBER OF CONTRACTS  PREMIUM AMOUNT
                                           -------------------  --------------
          Balance at September 30, 1999            --                     --
          Options opened (Westell Inc. 8/00)      100               $ 52,194
          Options expired (Westell Inc. 8/00)     100                (52,194)
          Options closed                           --                     --
                                                  ---               --------
          Balance at September 30, 2000            --                     --
                                                  ---               --------
                                                  ---               --------

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations FMI Focus Fund except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2000.

(3)  CREDIT FACILITY --

          Firstar Bank, N.A. had made available to the Fund a credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities. Principal and interest of each loan under the Agreement were due not more than 90 days after the date of the loan. Amounts under the credit facility bore interest at a rate per annum equal to the current prime rate on the amount borrowed. Additionally, the Fund paid a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances were collateralized by securities owned by the Fund. During the year ended September 30, 2000, the Fund had an outstanding average daily balance of $506,615 under the Agreement. The maximum amount outstanding during that period was $3,000,000. Interest expense amounted to $49,736 for the year ended September 30, 2000. At September 30, 2000, the Fund no longer had an Agreement.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders. On October 30, 2000, the Fund will distribute $204,286 from net investment income ($0.028373 per share), $15,839,207 from net short-term realized gains ($2.19987 per share) and $9,387,235 from net long-term realized gains ($1.30377 per share). The distributions were declared on October 27, 2000 to shareholders of record on October 26, 2000.

(5)  DEFERRED EXPENSES --

          Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 2000 were $7,441.

(6)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) were $296,315,137 and $178,033,294, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2000, liabilities of the Fund included the following:

          Payable to brokers for securities purchased             $ 11,091,380
          Payable to FMI for management, administrative
            fees and deferred expenses                                 255,799
          Payable to shareholders for redemptions                       73,218
          Other liabilities                                             49,460

(8)  SOURCES OF NET ASSETS --

          As of September 30, 2000, the sources of net assets were as follows:

          Fund shares issued and outstanding                      $192,278,502
          Net unrealized appreciation on investments                29,732,440
          Undistributed net investment income                          204,286
          Accumulated net realized gains on
            investments and put options                             20,242,329
                                                                  ------------
                                                                  $242,457,557
                                                                  ------------
                                                                  ------------

          Aggregate net unrealized appreciation as of September 30, 2000, consisted of the following:

          Aggregate gross unrealized appreciation                 $ 40,585,743
          Aggregate gross unrealized depreciation                  (10,853,303)
                                                                  ------------
              Net unrealized appreciation                         $ 29,732,440
                                                                  ------------
                                                                  ------------

(9)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2000, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 2000. The Fund hereby designates the following amount as long-term capital gains distributions.

          Capital gains taxed at 20%                              $     78,513

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
     September 30, 2000 was 4%.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.